                                 Exhibit 99.1

Series 1997-2 Monthly Certificateholders' Statement for the month of March 1999

                     MONTHLY CERTIFICATEHOLDER'S STATEMENT
                      PROFFITT'S CREDIT CARD MASTER TRUST
                                 SERIES 1997-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Proffitt's Credit Corporation as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association, as Trustee the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1997-2 is set forth below:


Date of the Certificate                      April 10, 1999
Monthly Period ending:                       March 31, 1999
Determination Date                           April 10, 1999
Distribution Date                            April 15, 1999


---------------------------------------------------------------------------------------------------------------------------
                                                     GENERAL
 --------------------------------------------------------------------------------------------------------------------------
 201   Amortization Period                                                                            No          201
 202   Early Amortization Period                                                                      No          202
 203   Class A Investor Amount paid in full                                                           No          203
 204   Class B Investor Amount paid in full                                                           No          204
 205   Collateral Indebtedness Amount paid in full                                                    No          205
 206   Saks Incorporated is the Servicer                                                              Yes         206
 --------------------------------------------------------------------------------------------------------------------------
                                                INVESTOR AMOUNT
 --------------------------------------------------------------------------------------------------------------------------
                                                                      as of the                 as of the end of
                                                                     end of prior                 the relevant
                                                                    Monthly Period              Monthly Period
                                                                    ----------------            ---------------
 207   Series 1997-2 Investor Amount                                 $  235,300,000    207(a)   $   235,300,000   207(b)
 208      Class A Investor Amount                                    $  180,000,000    208(a)   $   180,000,000   208(b)
 209      Class B Investor Amount                                    $   20,000,000    209(a)   $    20,000,000   209(b)
 210      Collateral Indebtedness Amount                             $   21,000,000    210(a)   $    21,000,000   210(b)
 211      Class D Investor Amount                                    $   14,300,000    211(a)   $    14,300,000   211(b)

 212   Series 1997-2 Adjusted Investor Amount                        $  235,300,000    212(a)   $   235,300,000   212(b)
 213      Class A Adjusted Investor Amount                           $  180,000,000    213(a)   $   180,000,000   213(b)
 214       Principal Account Balance                                 $            -    214(a)   $             -   214(b)
 215      Class B Adjusted Investor Amount                           $   20,000,000    215(a)   $    20,000,000   215(b)

 216      Class A Certificate Rate                                                                       6.50%       216
 217      Class B Certificate Rate                                                                       6.69%       217
 218      Collateral Indebtedness Interest Rate                                                        5.53875%      218
 219      Class D Certificate Rate                                                                     5.81375%      219
 220   Weighted average interest rate for Series 1997-2                                                  6.39%       220

                                                                       as of the                as of the end
                                                                      end of prior              of the relevant
                                                                     Monthly Period             Monthly Period
                                                                    -----------------           --------------
 221   Series 1997-2 Investor Percentage with
       respect to Finance Charge Receivables                              32.20%        221(a)       32.60%       221(b)
 222      Class A                                                         24.63%        222(a)       24.94%       222(b)
 223      Class B                                                          2.74%        223(a)        2.77%       223(b)
 224      Collateral Indebtedness Amount                                   2.87%        224(a)        2.91%       224(b)
 225      Class D                                                          1.96%        225(a)        1.98%       225(b)

 226   Series 1997-2 Investor Percentage with respect
       to Principal Receivables                                           32.20%        226(a)       32.60%       226(b)
 227      Class A                                                         24.63%        227(a)       24.94%       227(b)
 228      Class B                                                          2.74%        228(a)        2.77%       228(b)
 229      Collateral Indebtedness Amount                                   2.87%        229(a)        2.91%       229(b)
 230      Class D                                                          1.96%        230(a)        1.98%       230(b)

 231   Series 1997-2 Investor Percentage with respect to
       Allocable Amounts                                                  32.20%        231(a)       32.60%       231(b)
 232      Class A                                                         24.63%        232(a)       24.94%       232(b)
 233      Class B                                                          2.74%        233(a)        2.77%       233(b)
 234      Collateral Indebtedness Amount                                   2.87%        234(a)        2.91%       234(b)
 235      Class D                                                          1.96%        235(a)        1.98%       235(b)

---------------------------------------------------------------------------------------------------------------------------
                                       SERIES 1997-2 INVESTOR DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------

 236   The sum of the daily allocations of collections of
       Principal Receivables for the relevant Monthly Period                                    $             -   238
 237      Class A distribution of collections of Principal
       Receivables per $1,000 of original principal amount                                      $             -   237

 238      Class B distribution of collections of Principal
       Receivables per $1,000 of original principal amount                                      $           -       238
 239      Collateral Indebtedness Amount distribution of collections of Principal Receivables per $1,000 of original principal
       amount                                                                                   $           -       239
 240      Class D distribution of collections of Principal Receivables
       per $1,000 of original principal amount                                                  $           -       240
 241      Class A distribution attributable to interest per $1,000 of
       original principal amount                                                                $        5.42       241
 242      Class B distribution attributable to interest per $1,000 of
       original principal amount                                                                $        5.58       242
 243      Collateral Indebtedness Amount distribution attributable to
       interest per $1,000 of original principal amount                                         $        4.77       243
 244      Class D distribution attributable to interest per $1,000 of
       original principal amount                                                                $           -       244
 245   Monthly Servicing Fee for the next succeeding Distribution
       Date per $1,000 of original principal amount                                             $        1.67       245
 ------------------------------------------------------------------------------------------------------------------------
                                COLLECTIONS ALLOCATED TO SERIES 1997-2
 ------------------------------------------------------------------------------------------------------------------------
 246   Series allocation of collections of Principal Receivables                                $  45,954,381       246
 247      Class A                                                                               $  35,154,223       247
 248      Class B                                                                               $   3,906,025       248
 249      Collateral Indebtedness Amount                                                        $   4,101,326       249
 250      Class D                                                                               $   2,792,808       250

 251   Series allocation of collections of Finance Charge
       Receivables                                                                              $   5,258,193       251
 252      Class A                                                                               $   4,022,417       252
 253      Class B                                                                               $     446,935       253
 254      Collateral Indebtedness Amount                                                        $     469,282       254
 255      Class D                                                                               $     319,559       255

       Available Funds
       ---------------
 256      Class A Available Funds                                                               $   4,022,417       256
 257       The amount to be withdrawn from the Reserve Account to be
           included in Class A Available funds                                                  $           -       257
 258       Principal Investment Proceeds to be included in Class A
           Available Funds                                                                      $           -       258
 259      The amount of investment earnings on amounts held in the
          Reserve                                                                               $           -       259
       Account to be included in Class A Available funds

 260   Class B Available Funds                                                                  $     446,935       260
 261      The amount to be withdrawn from the Reserve Account to be
          included in Class B Available funds                                                   $           -       261
 262      Principal Investment Proceeds to be included in Class B
       Available Funds                                                                          $           -       262
 263      The amount of investment earnings on amounts held in the
       Reserve Account to be included in Class B Available funds                                $           -       263

 264   Collateral Available Funds                                                               $     469,282       264

 265   Class D Available Funds                                                                  $     319,559       265
 -----------------------------------------------------------------------------------------------------------------------
                                   APPLICATION OF COLLECTIONS
 -----------------------------------------------------------------------------------------------------------------------
       Class A
       -------
 266   Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
       Distribution date                                                                        $     975,000       266

 267   If Saks Incorporated is no longer the Servicer, an amount
       equal to Class A Servicing fee for the related Distribution
       Date                                                                                     $           -       267
 268   Class A Allocable Amount                                                                 $     578,811       268
 269   An amount to be included in the Excess Spread                                            $   2,468,606       269

       Class B
       -------
 270   Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
       Distribution date                                                                        $     111,500       270
 271   If Saks Incorporated is no longer the Servicer, an amount
       equal to Class B Servicing fee for the related Distribution Date.                        $           -       271

 272   An amount to be included in the Excess Spread                                            $   335,435    272

       Collateral
       ----------
 273   If Saks Incorporated is no longer the Servicer, an
       amount equal to Collateral Servicing fee for
       the related Distribution Date                                                            $         -    273
 274   An amount to be included in the Excess Spread                                            $   469,282    274

       Class D
       -------
 275   If Saks Incorporated is no longer the Servicer, an
       amount equal to Class D Servicing fee for the                                            $         -    275
       related Distribution Date
 276   An amount to be included in the Excess Spread                                            $   319,559    276

 277   Available Excess Spread                                                                  $ 3,592,882    277
 278   Available Shared Excess Finance Charge Collections                                       $         -    278
 279   Total Cash Flow available for 1997-2 waterfall                                           $ 3,592,882    279

 280   Class A Required Amount is to be used to fund any
       deficiency in line266, line267 and line268                                               $         -    280
 281   The aggregate amount of Class A Investor Charge Offs
       which have not been previously reimbursed                                                $         -    281

 282   Class B Required Amount to the extent attributable to
       line270, and line271                                                                     $         -    282

 283   Class B Allocable Amount                                                                 $    64,312    283
 284   Any remaining portion of the Class B Required Amount                                     $         -    284
 285   An amount equal to any unreimbursed reductions of the Class
       B Investor Amount, if any, due to: (i) Class B Investor
       Charge Offs; (ii) Reallocated Principal Collections;
       (iii) reallocations of the Class B Investor Amount to the
       Class A Investor Amount                                                                  $         -    285
 286   Collateral Monthly Interest for the related Distribution
       Date plus Collateral Monthly Interest previously  due but
       not paid to the Collateral Indebtedness Holder plus
       Collateral Additional Interest                                                           $   100,159    286
 287   Class A Servicing Fee plus Class B Servicing Fee plus
       Collateral Servicing Fee due for the relevant Monthly
       Period and not  paid above                                                               $   368,333    287
 288   Class A Servicing Fee plus Class B Servicing Fee plus
       Collateral Servicing Fee due but not distributed to the
       Servicer for prior Monthly Periods                                                       $         -    288
 289   Collateral Allocable Amount                                                              $    67,528    289
 290   Any unreimbursed reductions of the Collateral Indebtedness
       Amount (CIA), if any, due to: (i) CIA Charge Offs; (ii)
       Reallocated Principal Collections; (iii) reallocations
       of the CIA to the Class A or Class B Investor Amount                                     $         -    290
 291   The excess, if any, of the Required Cash Collateral
       Amount over the Available Collateral Amount                                              $         -    291

 292   An amount equal to Class D Monthly Interest due but not paid to the Class D
       Certificateholders plus Class D Additional Interest                                      $    71,590    292

 293   Class D Servicing Fee due for the relevant Monthly Period and not paid above             $    23,833    293
 294   Class D Servicing Fee due but not distributed to the Servicer for prior Monthly          $         -    294
       Periods
 295   Class D Allocable Amount                                                                 $    45,983    295
       Any unreimbursed reductions of the Class D Investor Amount, if any, due to:
 296   (i) Class D Investor Charge Offs; (ii) Reallocated Principal Collections; (iii)          $         -    296
       reallocations of the Class D Investor Amount to the Class A or Class B
       Investor Amount or CIA
 297   Aggregate amount of any other amounts due to the Collateral Indebtedness Holder          $         -    297
       pursuant to the Loan Agreement
 298   Excess, if any, of the Required Reserve Account Amount over the amount on deposit        $         -    298
       in the Reserve Account
 299   Shared Excess Finance Charge Collections                                                 $ 2,851,143    299

 -----------------------------------------------------------------------------------------------------------------------------------

                               DETERMINATION OF MONTHLY PRINCIPAL
 -----------------------------------------------------------------------------------------------------------------------------------

 300   Class A Monthly Principal (the least of line#301, line#302 and line#208)                 $         -    300
 301   Available Principal Collections held in the Collection Account                           $45,954,381    301
 302   Class A Accumulation Amount                                                              $         -    302

 303   Class B Monthly Principal (the least of line#304, line#305 and line#209)                 $         -    303
       (distributable only after payout of Class A)
 304   Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A Monthly                                              $45,954,381    304
       Principal
 305   Class B Accumulation Amount                                                              $         -    305

 306   Collateral Monthly Principal (prior to payout of Class B) (the least of line#307         $          -        306
       and line#308)
 307      Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A and Class B Monthly Principal                        $ 45,954,381        307
 308      Enhancement Surplus                                                                   $          -        308

 309   Class D Monthly Principal                                                                $          -        309
 310      Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A, Class B or collateral Monthly Principal             $ 45,954,381        310

---------------------------------------------------------------------------------------------------------------------------------
                                  AVAILABLE ENHANCEMENT AMOUNT
---------------------------------------------------------------------------------------------------------------------------------

 311   Available Enhancement Amount                                                             $ 35,300,000        311
 312      Amount on Deposit in the Cash Collateral Account                                      $          -        312

---------------------------------------------------------------------------------------------------------------------------------
                               REALLOCATED PRINCIPAL COLLECTIONS
---------------------------------------------------------------------------------------------------------------------------------

 313   Reallocated Principal Collections                                                        $          -        313
 314      Class D Principal Collections (to the extent needed to fund Required Amounts)         $          -        314
 315      Collateral Principal Collections (to the extent needed to fund Required Amounts)      $          -        315
 316      Class B Principal Collections (to the extent needed to fund Required Amounts)         $          -        316

---------------------------------------------------------------------------------------------------------------------------------
              INVESTOR DEFAULT AMOUNTS, ADJUSTMENT AMOUNTS, AND ALLOCABLE AMOUNTS
---------------------------------------------------------------------------------------------------------------------------------
                                                                            %                          Amount
                                                                      ---------------             ---------------
 317   Series 1997-2 Default Amount                                      32.20%       317(a)    $    756,634        317(b)
 318   Class A Investor Default Amount                                   24.63%       318(a)    $    578,811        318(b)
 319   Class B Investor Default Amount                                    2.74%       319(a)    $     64,312        319(b)
 320   Collateral Default Amount                                          2.87%       320(a)    $     67,528        320(b)
 321   Class D Investor Default Amount                                    1.96%       321(a)    $     45,983        321(b)

 322   Series 1997-2 Adjustment Amount                                                          $          -        322
 323   Class A Adjustment Amount                                                                $          -        323
 324   Class B Adjustment Amount                                                                $          -        324
 325   Collateral Adjustment Amount                                                             $          -        325
 326   Class D Adjustment Amount                                                                $          -        326

 327   Series 1997-2 Allocable Amount                                                           $    756,634        327
 328      Class A Allocable Amount                                                              $    578,811        328
 329      Class B Allocable Amount                                                              $     64,312        329
 330      Collateral Allocable Amount                                                           $     67,528        330
 331      Class D Allocable Amount                                                              $     45,983        331

---------------------------------------------------------------------------------------------------------------------------------
                                        REQUIRED AMOUNTS
---------------------------------------------------------------------------------------------------------------------------------

 332   Class A Required Amount                                                                  $          -        332
 333      Class A Monthly Interest for current Distribution Date                                $    975,000        333
 334      Class A Monthly Interest previously due but not paid                                  $          -        334
 335      Class A Additional Interest for prior Monthly Period or previously due but not        $          -        335
          paid
 336      Class A Allocable Amount for current Distribution Date                                $          -        336
 337      Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                $          -        337

 338   Class B Required Amount                                                                  $          -        338
 339      Class B Monthly Interest for current Distribution Date                                $    111,500        339
 340      Class B Monthly Interest previously due but not paid                                  $          -        340
 341      Class B Additional Interest for prior Monthly Period or previously due but not        $          -        341
          paid
 342      Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                $          -        342
 343   Excess of Class B Allocable Amount over funds available to make payments                 $          -        343

 344   Collateral Required Amount                                                               $          -        344
 345      Collateral Monthly Interest for current Distribution Date                             $    100,159        345
 346      Collateral Monthly Interest previously due but not paid                               $          -        346
 347      Collateral Additional Interest for prior Monthly Period or previously due but not     $          -        347
       paid

 348    Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                    $          -   348
 349   Excess of Collateral Allocable Amount over funds available to make payments                   $          -   349

---------------------------------------------------------------------------------------------------------------------------------
                                 REDUCTION OF INVESTOR AMOUNTS
---------------------------------------------------------------------------------------------------------------------------------

       Class A
       -------
 350   Class A Investor Amount reduction                                                             $          -   350
 351      Class A Investor Charge Off                                                                $          -   351
 352      Reductions of the Class A Investor Amount                                                  $          -   352
       Class B
       -------
 353   Class B Investor Amount reduction                                                             $          -   353
 354      Class B Investor Charge Off                                                                $          -   354
 355      Reductions of the Class B Investor Amount                                                  $          -   355
 356      Reallocated Principal Collections applied to Class A                                       $          -   356
       Collateral
       ----------
 357   Collateral Indebtedness Amount reduction                                                      $          -   357
 358      Collateral Indebtedness Amount Charge Off                                                  $          -   358
 359      Reductions of the Collateral Indebtedness Amount                                           $          -   359
 360      Reallocated Principal Collections applied to Class B                                       $          -   360
       Class D
       -------
 361   Class D Investor Amount reduction                                                             $          -   361
 362      Class D Investor Charge Off                                                                $          -   362
 363      Reductions of the Class D Investor Amount                                                  $          -   363
 364      Reallocated Principal Collections applied to Collateral Indebtedness Amount                $          -   364

 ---------------------------------------------------------------------------------------------------------------------------------
                                         SERVICING FEE
---------------------------------------------------------------------------------------------------------------------------------

 365   Series 1997-2 Servicing Fee                                                                   $    392,167   365
 366      Class A Servicing Fee                                                                      $    300,000   366
 367      Class B Servicing Fee                                                                      $     33,333   367
 368      Collateral Servicing Fee                                                                   $     35,000   368
 369      Class D Servicing Fee                                                                      $     23,833   369

---------------------------------------------------------------------------------------------------------------------------------
                                        RESERVE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------

 370   Required Reserve Account Amount ( if applicable)                                                   N/A       370
 371   Reserve Account Reinvestment Rate (if applicable)                                                  N/A       371
 372   Reserve Account balance                                                                       $          -   372

 373   Accumulation Period Length                                                                      12 months    373



       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of April, 1999.

       Saks Incorporated,
       as Servicer

       By  /s/ James S. Scully
         ----------------------------
       Name:  James S. Scully
       Title: Vice President and Treasurer